                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                        THE THAI CAPITAL FUND, INC.
                          THE SINGAPORE FUND, INC.
                        THE JAPAN EQUITY FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                          THE THAI CAPITAL FUND, INC.
                            THE SINGAPORE FUND, INC.
                          THE JAPAN EQUITY FUND, INC.

                       C/O DAIWA SECURITIES TRUST COMPANY
                              ONE EVERTRUST PLAZA
                       JERSEY CITY, NEW JERSEY 07302-3051
                                 (201) 915-3650

                                                                  April 22, 2003

Dear Stockholders:

    The Annual Meetings of Stockholders of The Thai Capital Fund, Inc., The Singapore Fund, Inc. and The Japan Equity Fund, Inc. (each a "Fund," and collectively, the "Funds") will be held on Monday, June 2, 2003, at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, at 10:30 a.m., New York time, for The Thai Capital Fund, at 11:15 a.m., New York time, for The Singapore Fund, and at 12:00 p.m., New York time, for The Japan Equity Fund. A Notice and Joint Proxy Statement regarding the Meetings, proxy card(s) for your vote at the Meetings, and a postage prepaid envelope in which to return your proxy(s) are enclosed.

    At the Annual Meetings, each Fund's stockholders will elect Directors of the Fund. In addition, the stockholders who are present at the Annual Meeting of a Fund will hear an investment report on the Fund and will have an opportunity to discuss matters of interest to them.

    If you will not be able to attend the Annual Meetings in person, please take the time now to review the enclosed materials and vote your shares by proxy. YOUR VOTE IS IMPORTANT.

    The Board has recommended that the stockholders vote in favor of each of the foregoing matters.

                                  Respectfully,

                                  /s/ IKUO MORI

                                  Ikuo Mori
                                  CHAIRMAN OF THE BOARD OF THE THAI CAPITAL FUND AND
                                  THE SINGAPORE FUND

                                  /s/ HIROSHI KIMURA

                                  Hiroshi Kimura
                                  CHAIRMAN OF THE BOARD OF THE JAPAN EQUITY FUND

STOCKHOLDERS ARE STRONGLY URGED TO PROMPTLY SIGN AND MAIL THE ACCOMPANYING PROXY(S) IN THE ENCLOSED RETURN ENVELOPE TO ENSURE A QUORUM AT THE MEETING.
                            YOUR VOTE IS IMPORTANT.

                          THE THAI CAPITAL FUND, INC.
                            THE SINGAPORE FUND, INC.
                          THE JAPAN EQUITY FUND, INC.
                                  ------------

                 NOTICE OF THE ANNUAL MEETINGS OF STOCKHOLDERS

                                  JUNE 2, 2003
                            ------------------------

To the Stockholders of
The Thai Capital Fund, Inc.,
The Singapore Fund, Inc. and
The Japan Equity Fund, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meetings of Stockholders of The Thai Capital Fund, Inc., The Singapore Fund, Inc. and The Japan Equity Fund, Inc. (each a Fund, and collectively, the "Funds") will be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Monday, June 2, 2003, at 10:30 a.m., New York time, for The Thai Capital Fund, at 11:15 a.m., New York time, for The Singapore Fund, and at 12:00 p.m., New York time, for The Japan Equity Fund, for the following purposes:

    1.  To elect Directors of each Fund.

    2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    Each Fund's Board of Directors has fixed the close of business on March 17, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

    You are cordially invited to attend the Meetings. Stockholders who do not expect to attend the Meetings in person are requested to complete, date and sign the enclosed proxy card(s) and return them promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Meetings if you choose to attend. Your vote is important. The enclosed proxy card for each Fund is being solicited by the Board of Directors of each Fund.

                                            By order of the Board of Directors,

                                            Judy R.T. Kushner
                                            SECRETARY
April 22, 2003

                          THE THAI CAPITAL FUND, INC.
                            THE SINGAPORE FUND, INC.
                          THE JAPAN EQUITY FUND, INC.
                                ---------------

                             JOINT PROXY STATEMENT
                            ------------------------

                                  INTRODUCTION

    This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE THAI CAPITAL FUND, INC., THE SINGAPORE FUND, INC. and THE JAPAN EQUITY FUND, INC. (each a "Fund," and collectively, the "Funds") for use at the Annual Meetings of Stockholders, to be held at the principal office of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Monday, June 2, 2003, at 10:30 a.m., New York time, for The Thai Capital Fund, at 11:15 a.m., New York Time, for The Singapore Fund, and at 12:00 p.m., New York time, for The Japan Equity Fund, and at any adjournments thereof.

    This Joint Proxy Statement and enclosed proxy card(s) are being mailed to stockholders on or about April 22, 2003. Any stockholder giving a proxy in advance of the Annual Meeting of a Fund has the power to revoke it by mail (addressed to the Secretary of such Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051) or in person at the Meeting of such Fund, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for a Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Joint Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at each Meeting.

    EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE BY WRITING TO THE RESPECTIVE FUND, C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA, 9TH FLOOR, JERSEY CITY, NEW JERSEY 07302-3051, ATTENTION: SHAREHOLDER RELATIONS OR BY CALLING COLLECT AT
(201) 915-3650.

    The Board of Directors of each Fund has fixed the close of business on March 17, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Meetings and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, The Thai Capital Fund had outstanding 3,319,294 shares of common stock, The Singapore Fund had outstanding 9,205,304 shares of common stock and The Japan Equity Fund had outstanding 10,815,688 shares of common stock.

    Management of each Fund knows of no business other than that mentioned in
Item 1 of the Notice of Meetings which will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

    EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE MATTERS MENTIONED IN ITEM 1 OF THE NOTICE OF MEETINGS.

                           (1) ELECTION OF DIRECTORS

    Persons named in the accompanying proxy card(s) intend in the absence of contrary instructions to vote all proxies for the election of the nominees listed below as directors of such Fund listed below:

                           FOR THE THAI CAPITAL FUND

                                   CLASS III
                             ---------------------
                                   Ikuo Mori

                             FOR THE SINGAPORE FUND

                                   CLASS III
                             ---------------------
                               Austin C. Dowling
                                   Ikuo Mori

                           FOR THE JAPAN EQUITY FUND

                                    CLASS I
                             ---------------------
                                 Hiroshi Kimura
                                Martin J. Gruber

to serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in the year 2006 for each Class of Directors of each Fund, or until their successors are elected and qualified. If any such nominee should be unable to serve, an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by each Fund's Board of Directors to replace any such nominee. The election of each nominee as a director of a Fund will require the affirmative vote of a majority of the votes cast at the Fund's Meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the Meetings.

INFORMATION CONCERNING NOMINEES AND DIRECTORS

    The following table sets forth information concerning each of the nominees as a director of one or more of the Funds, as well as the other current directors of the Funds. Each of the nominees has consented to be named in this Joint Proxy Statement and to serve as a director of each of the Funds if elected. In the table, The Thai Capital Fund is sometimes abbreviated with the initials "TF," The Singapore Fund is sometimes abbreviated with the initials "SGF" and The Japan Equity Fund is sometimes abbreviated with the initials "JEQ."

                                                                                   AGGREGATE DOLLAR
                                                                                    RANGE OF EQUITY
                                                                                   SECURITIES IN ALL
                                                                                    FUNDS OVERSEEN     NUMBER OF
                                                                                       OR TO BE       PORTFOLIOS
                                 PRINCIPAL OCCUPATION               DOLLAR RANGE       OVERSEEN         IN FUND
                               OR EMPLOYMENT DURING PAST              OF EQUITY      IN FAMILY OF       COMPLEX
   NAME (AGE) AND ADDRESS        FIVE YEARS AND OTHER     DIRECTOR  SECURITIES IN     INVESTMENT      OVERSEEN BY
    OF NOMINEES/DIRECTORS            DIRECTORSHIPS         SINCE    EACH FUND(1)     COMPANIES(1)      DIRECTOR
-----------------------------  -------------------------  --------  -------------  -----------------  -----------
NOMINEES
INTERESTED DIRECTORS
 Hiroshi Kimura (50)*          Chairman and President,     JEQ:        JEQ:             --             None
 One Evertrust Plaza           Daiwa Securities Trust      2001        None
 Jersey City, NJ 07302-3051    Company, since July 2001;
                               Director and Senior Vice
                               President of Daiwa
                               Securities Trust Company,
                               from April 1999 to June
                               2001; Associate Director
                               of Daiwa Europe Bank,
                               from April 1996 to March
                               1999.

 Ikuo Mori (54)*               Chairman and CEO, Daiwa     TF:         TF:              --             None
 Daiwa Securities America      Securities                  2001        None
 Inc.                          America, Inc., since        SGF:        SGF:
 Financial Square              2001; Executive Officer,    2001        None
 32 Old Slip                   Daiwa Securities Group
 New York, NY 10005            Inc., since 2001;
                               President and COO, Daiwa
                               Securities America Inc.,
                               from 1996 to 2001.
INDEPENDENT DIRECTORS
 Martin J. Gruber (65)         Professor of Finance,       TF:         TF:         $10,001-50,000      None
 229 South Irving Street       Leonard N. Stern School     2000     $1-10,000
 Ridgewood, NJ 07450           of Business, New York       SGF:        SGF:
                               University, since 1965;     2000      $10,001-
                               Trustee, Deutsche Asset     JEQ:       50,000
                               Management BT Family of     1992        JEQ:
                               Funds, since 1992;                    $10,001-
                               Trustee, C.R.E.F., since               50,000
                               2001; Trustee, T.I.A.A.,
                               from 1996 to 2000;
                               Director, SG Cowen
                               Income & Growth
                               Fund, Inc., from 1986 to
                               2001; Director, SG Cowen
                               Opportunity Fund, from
                               1987 to 2001; Director,
                               SG Cowen Standby Reserve
                               Fund Inc., from 1985 to
                               2001; Director, SG Cowen
                               Standby Tax Exempt
                               Reserve Fund Inc., from
                               1986 to 2001.

                                                                                   AGGREGATE DOLLAR
                                                                                    RANGE OF EQUITY
                                                                                   SECURITIES IN ALL
                                                                                    FUNDS OVERSEEN     NUMBER OF
                                                                                       OR TO BE       PORTFOLIOS
                                 PRINCIPAL OCCUPATION               DOLLAR RANGE       OVERSEEN         IN FUND
                               OR EMPLOYMENT DURING PAST              OF EQUITY      IN FAMILY OF       COMPLEX
   NAME (AGE) AND ADDRESS        FIVE YEARS AND OTHER     DIRECTOR  SECURITIES IN     INVESTMENT      OVERSEEN BY
    OF NOMINEES/DIRECTORS            DIRECTORSHIPS         SINCE    EACH FUND(1)     COMPANIES(1)      DIRECTOR
-----------------------------  -------------------------  --------  -------------  -----------------  -----------
INDEPENDENT DIRECTORS
(CONTINUED)

 Austin C. Dowling (71)        Retired.                    TF:         TF:         $10,001-50,000      None
 1002 E Long Beach Boulevard                               1990     $1-10,000
 North Beach, NJ 08008                                     SGF:        SGF:
                                                           2000     $1-10,000
                                                           JEQ:        JEQ:
                                                           1992      $10,001-
                                                                      50,000
OTHER CURRENT DIRECTORS
 David G. Harmer (60)          Executive Director,         TF:         TF:          $1-10,000          None
 4337 Bobwhite Court           Department of Community     2000        None
 Ogden, UT 84403               and Economic Development    SGF:        SGF:
                               for the State of Utah,      1996     $1-10,000
                               since May 2002; Chairman,   JEQ:        JEQ:
                               2K2 Hosting Corporation,    1997     $1-10,000
                               from April 2001 to April
                               2002; President, Jetway
                               Systems, a division of
                               FMC Corporation, from
                               January 1997 to 2001.

 Oren G. Shaffer (60)          Vice Chairman and Chief     TF:         TF:         $10,001-50,000      None
 2409 5th Street               Financial Officer of        2000        None
 Boulder, CO 80304             Qwest Communications        SGF:        SGF:
                               International Inc., since   1997      $10,001-
                               July 2002; Executive Vice   JEQ:       50,000
                               President and Chief         2000        JEQ:
                               Financial Officer of                    None
                               Ameritech Corporation,
                               from 1994 to 2000.

------------------------------

(1) The information as to beneficial ownership is based on statements furnished to the Funds by the directors. The dollar value of shares is based upon the market price as of March 17, 2003.
 * Directors so noted are deemed by the Funds' counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act")). Mr. Mori is deemed an interested person of each Fund because of his affiliation with Daiwa Securities America Inc., an affiliate of each Fund's investment adviser, Daiwa SB Investments (H.K.) Ltd. for The Thai Capital Fund and Daiwa SB Investments (Singapore) Ltd. for The Singapore Fund. Mr. Kimura is an interested person because of his affiliation with The Japan Equity Fund's former investment adviser (Daiwa Securities Trust Company ("DSTC")), which is an affiliate of The Japan Equity Fund's current investment manager and investment adviser.

    Based on the information furnished by each Independent Director as of March 17, 2003, neither any Independent Director nor any immediate family member of any Independent Director owned any securities of the investment manager, or any of its affiliates, of any Fund as of such date.

    The Singapore Fund's Board of Directors held four regular meetings during its fiscal year ended October 31, 2002, The Thai Capital Fund held four regular meetings during its fiscal year ended December 31, 2002 and The Japan Equity Fund held four regular meetings and one special meeting during its fiscal year ended October 31, 2002. Each current Director attended at least seventy-five percent of the aggregate number of meetings of the respective Board of Directors and any Committee of which he was a member, except Messrs. Gruber and Shaffer.

    Each Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. Each Fund has adopted a formal, written Audit Committee Charter. The current members of The Singapore Fund's, The Thai Capital Fund's and The Japan Equity Fund's Audit Committee are
Messrs. Shaffer, Harmer, Dowling and Gruber. The Thai Capital Fund's Audit Committee met three times during its fiscal year, and the Audit Committee of each of The Singapore Fund and The Japan Equity Fund met twice during the respective fiscal years of the Funds. The report of the Funds' Audit Committees, along with certain disclosures regarding fees paid to the Fund's auditors, is set forth on page 7 of this Joint Proxy Statement. None of the Funds has a compensation or a nominating committee.

    Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended, requires each Fund's officers and directors, and persons who own more than ten percent of a registered class of such Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. Each Fund believes that its officers and directors have complied with all applicable filing requirements.

OFFICERS OF THE FUNDS

    Shunsuke Ichijo (age 50) has been President of The Japan Equity Fund since February 2000. Mr. Ichijo's address is 7-9, Nihonbashi 2-chome, Chuo-ku, Tokyo, 103-0027 Japan.

    John J. O'Keefe (age 44) has been Vice President and Treasurer of the Funds since June 2000; Vice President of the Fund Accounting Department of DSTC since June 2000; Assistant Controller for Reserve Management Corporation from September 1999 to June 2000; Accounting Manager for Prudential Investments from January 1998 to September 1999; and Assistant Vice President DSTC from July 1990 to January 1998. Mr. O'Keefe's address is One Evertrust Plaza, Jersey City, New Jersey 07302-3051.

    Judy R.T. Kushner (age 37) has been Secretary of the Funds since April 2000; Vice President of DSTC since March 2000; Assistant Vice President of DSTC since March 1998; Assistant Secretary of the Funds from 1999 to 2000; Financial Analyst of Canon USA from 1997 to 1998. Ms. Kushner's address is One Evertrust Plaza, Jersey City, New Jersey 07302-3051.

    Laurence E. Cranch (age 56), has been Assistant Secretary of the Funds since July 1992 and has been a partner in the law firm of Clifford Chance US LLP since 1980. Mr. Cranch's address is 200 Park Avenue, New York, New York 10166-0153.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

    The aggregate fee remuneration for directors of each Fund not affiliated with such Fund's investment manager or the investment adviser was $30,381 during the fiscal year ended October 31, 2002 for The Singapore Fund, $26,970 for the fiscal year ended December 31, 2002 for The Thai Capital Fund and $31,433 for the fiscal year ended October 31, 2002 for The Japan Equity Fund. Each such non-affiliated director currently receives fees, paid by each Fund, of $448 for The Thai Capital

Fund, $526 for The Singapore Fund and $526 for The Japan Equity Fund for each directors' meeting attended in person or by telephone, $358 for The Thai Capital Fund, $421 for The Singapore Fund and $421 for The Japan Equity Fund for each audit committee meeting attended in person or by telephone and an annual fee of $2,984 for The Thai Capital Fund, $3,508 for The Singapore Fund and $3,508 for The Japan Equity Fund. The officers and interested directors of each Fund received no compensation from the Funds.

    DSTC, which pays the compensation and certain expenses of the officers of DSTC who serve as officers of the Funds, receives administration and custodian fees from the Funds.

    Set forth below is a chart showing the aggregate fee compensation paid by the Funds (in U.S. dollars) to each of its directors during each Fund's fiscal year ended, as well as the total fee compensation paid to each director of the Funds by such Fund and by other investment companies advised by DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (Singapore) Ltd., Daiwa SB Investments (H.K.) Ltd., Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates (collectively, the "Fund Complex") for their services as directors of such investment companies during their respective fiscal years. In all cases, there were no pension or retirement benefits accrued as part of any Fund's expenses.

                                                                         TOTAL
                                        AGGREGATE                    COMPENSATION
                          AGGREGATE    COMPENSATION    AGGREGATE     FROM FUND AND
                        COMPENSATION     FROM THE     COMPENSATION   FUND COMPLEX
                        FROM THE THAI   SINGAPORE    FROM THE JAPAN      PAID
   NAME OF DIRECTOR     CAPITAL FUND       FUND       EQUITY FUND    TO DIRECTORS
----------------------  -------------  ------------  --------------  -------------
Austin C. Dowling           5,132         6,455           6,981         18,568
Martin J. Gruber            4,237         5,508           6,034         15,778
David G. Harmer             5,489         6,455           6,455         18,399
Hiroshi Kimura(1)               0             0               0              0
Alfred C. Morley*           4,684         6,455           6,981         18,120
Ikuo Mori(1)                    0             0               0              0
Virabongsa Ramangkura#      1,940             0               0          1,940
Oren G. Shaffer             5,489         5,508           4,982         15,978

------------------------

(1)  "Interested person" of the Funds within the meaning of the 1940 Act.

 * Alfred C. Morley served as a director of the Funds until he passed away in October 2002.

 # Virabongsa Ramangkura served as a director of The Thai Capital Fund until his term expired in June 2002.

INVESTMENT MANAGER AND INVESTMENT ADVISER OF EACH FUND

    SCB Asset Management Co., Ltd. serves as the investment manager to The Thai Capital Fund and its principal office is located at Sindhorn Building, Tower 3, 23rd Floor, 130-132 Wireless Road, Phatumwan, Bangkok 10330, Thailand. Daiwa SB Investments (H.K.) Ltd. serves as the investment adviser to The Thai Capital Fund and its principal office is located at Level 26, One Pacific Place, 88 Queensway, Hong Kong. DBS Asset Management (United States) Pte. Ltd. serves as the investment manager to The Singapore Fund and its principal office is located at 8 Cross Street, #27-01, PWC

Building, Singapore 048424. Daiwa SB Investments (Singapore) Ltd. serves as the investment adviser to The Singapore Fund and its principal office is located at 152 Beach Road, #06-01/02 The Gateway East, Singapore 189721. Daiwa SB Investments (USA) Ltd. serves as the investment manager to The Japan Equity Fund and its principal office is located at 32 Old Slip, 11th Floor, New York, New York 10005. Daiwa SB Investments Ltd. serves as the investment adviser to The Japan Equity Fund and its principal office is located at 7-9 Nihonbashi 2-chome, Chuo-Ku, Tokyo 103-0027, Japan.

REPORTS OF THE AUDIT COMMITTEES

    At meetings held in March 2003, the Board of Directors of each Fund, including a majority of the directors who are not "interested persons," as defined under the 1940 Act, acting on the recommendation of the Audit Committee of each Fund, selected PricewaterhouseCoopers LLP to act as independent accountants for each Fund for the fiscal year ending October 31, 2003
(December 31, 2003 for The Thai Capital Fund). The Audit Committee of each Fund has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 and have discussed with PricewaterhouseCoopers LLP their independence with respect to each Fund. Each Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers LLP in the Fund. Although it is not expected that a representative of PricewaterhouseCoopers LLP will attend the Meetings, a representative will be available by telephone to respond to stockholder questions, if any.

    Each Fund's financial statements for the fiscal year ended October 31, 2002 (December 31, 2002 for The Thai Capital Fund) were audited by PricewaterhouseCoopers LLP. The Audit Committee of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of each Fund has further discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61. Based on the foregoing review and discussions, the Audit Committee of each Fund has recommended to the Board of Directors of the Fund that the audited financial statements of the Fund for the fiscal year ended October 31, 2002 (December 31, 2002 for The Thai Capital Fund) be included in the Fund's most recent annual report.

                                  Oren G. Shaffer, Chairman of the Audit
                                  Committees
                                  Austin C. Dowling, Member of the Audit
                                  Committees
                                  Martin J. Gruber, Member of the Audit
                                  Committees
                                  David G. Harmer, Member of the Audit
                                  Committees

AUDIT FEES

    The aggregate fees paid to PricewaterhouseCoopers LLP in connection with the annual audit of each Fund's financial statements for the fiscal year ended October 31, 2002 (December 31, 2002 for The Thai Capital Fund), are set forth below:

The Thai Capital Fund                               $44,500
The Singapore Fund                                  $57,000
The Japan Equity Fund                               $62,500

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    There were no fees billed for financial information systems design and implementation services rendered by PricewaterhouseCoopers LLP to the investment manager or investment adviser for each Fund, and entities controlling, controlled by or under common control with the investment manager or investment adviser for each Fund for the fiscal year ended October 31, 2002 (December 31, 2002 for The Thai Capital Fund). No such services were performed for any of the Funds.

ALL OTHER FEES

    The aggregate fees billed for all other services rendered by PricewaterhouseCoopers LLP to the Funds, the investment manager or investment adviser for each Fund, and entities controlling, controlled by or under common control with the investment manager or investment adviser for each Fund for the fiscal year ended October 31, 2002 (December 31, 2002 for The Thai Capital
Fund), which includes (1) audit related fees and (2) non-audit fees for tax-related services, was $65,900.

    The Audit Committee of each Fund has considered whether the provision of non-audit services and the provision of services to affiliates of the investment managers of the Funds is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    To the knowledge of the management of each Fund, the following persons owned beneficially more than 5% of the noted Fund's outstanding shares at March 17, 2003:

                                                            AMOUNT OF
                                                            BENEFICIAL
        FUND          NAME AND ADDRESS OF BENEFICIAL OWNER  OWNERSHIP   PERCENT OF CLASS
--------------------  ------------------------------------  ----------  ----------------
The Singapore Fund    Wachovia Corporation                  1,263,362(1)       13.72%
                      One Wachovia Center
                      Charlotte, NC 28288-0137
The Singapore Fund    Lazard Freres & Co. LLC                 580,800(2)        6.31%
                      30 Rockefeller Plaza
                      New York, NY 10020

------------------------

(1) The above information is based on a Schedule 13G filed with the Commission on February 13, 2003, which indicates that Wachovia Corporation has sole voting and dispositive power with respect to all 1,263,362 shares.
(2) The above information is based on a Schedule 13G filed with the Commission on February 18, 2003, which indicates that Lazard Freres & Co. LLC has sole voting power and dispositive power with respect to all 580,800 shares.

    To the knowledge of management for each of The Thai Capital Fund and The Japan Equity Fund, no person owned beneficially more than 5% of such Funds' outstanding shares as of March 17, 2003.

MISCELLANEOUS

    Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Funds or personnel of DSTC. Each Fund has retained The Altman Group, Inc. to assist in the proxy solicitation. The fee for such services is estimated at $3,500 for each of The Thai Capital Fund, The Singapore Fund and The Japan Equity Fund, plus reimbursement of expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Funds' officers or agents in person, by telephone or by telegraph will be borne by each Fund. Each Fund will reimburse banks, brokers and other persons holding such Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

    It is important that you promptly submit your vote as a stockholder of the Fund(s). In the event that sufficient votes in favor of the proposal set forth in the Notice of the Meeting for a Fund are not received by June 2, 2003, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of such Fund's Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of such Fund's Meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund that adjourns its Meeting.

STOCKHOLDER PROPOSALS

    Any proposal by a stockholder of a Fund intended to be included in the proxy materials for the year 2004 annual meeting of stockholders of the Fund must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051, not later than December 24, 2003.

    Each Fund's By-laws require that any proposal by a stockholder of such Fund intended to be presented at a meeting of stockholders must be received by such Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051, not earlier than 90 days prior and not later than 60 days prior to such meeting of stockholders.

                                          By order of the Board of Directors,

                                          Judy R.T. Kushner
                                          SECRETARY

One Evertrust Plaza
Jersey City, New Jersey 07302-3051
April 22, 2003

                           THE THAI CAPITAL FUND, INC.

            C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA,
                       JERSEY CITY, NEW JERSEY 07302-3051

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                        ANNUAL MEETING OF STOCKHOLDERS ON
                                  JUNE 2, 2003

The undersigned stockholder of The Thai Capital Fund, Inc. (the "Fund") hereby appoints John J. O'Keefe and Judy R.T. Kushner, or either of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America, Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 2, 2003 at 10:30 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy card will be voted in accordance with the instructions given by the undersigned stockholder, but if no instructions are given, this proxy card will be voted in favor of proposal 1 as set forth in this proxy card. In addition, this proxy card will be voted, in the discretion of such proxies, upon such other business as may properly come before the Meeting or any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such Shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Joint Proxy Statement dated April 22, 2003.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should indicate his or her title.

HAS YOUR ADDRESS CHANGED?             DO YOU HAVE ANY COMMENTS?

_______________________________       ___________________________________

_______________________________       ___________________________________

_______________________________       ___________________________________

  /X/   PLEASE MARK VOTES
        AS IN THIS EXAMPLE

THE THAI CAPITAL FUND, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1 BELOW.

1.   To elect a Director of the Fund.     NOMINEE:

                                          For      With-
                                                   hold

Class III: (01) Ikuo Mori                 / /       / /

Please be sure to sign and date this Proxy Card.    Date

Stockholder sign here               Co-owner sign here

Mark box at right if an address change or comment has been noted on the reverse
side of this Proxy Card.                                                  / /

                            THE SINGAPORE FUND, INC.

            C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA,
                       JERSEY CITY, NEW JERSEY 07302-3051

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                        ANNUAL MEETING OF STOCKHOLDERS ON
                                  JUNE 2, 2003

The undersigned stockholder of The Singapore Fund, Inc. (the "Fund") hereby appoints John J. O'Keefe and Judy R.T. Kushner, or either of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America, Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 2, 2003 at 11:15 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy card will be voted in accordance with the instructions given by the undersigned stockholder, but if no instructions are given, this proxy card will be voted in favor of proposal 1 as set forth in this proxy card. In addition, this proxy card will be voted, in the discretion of such proxies, upon such other business as may properly come before the Meeting or any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such Shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Joint Proxy Statement dated April 22, 2003.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should indicate his or her title.

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

____________________________________      ______________________________________

____________________________________      ______________________________________

____________________________________      ______________________________________

  /X/   PLEASE MARK VOTES
        AS IN THIS EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1 BELOW.

THE SINGAPORE FUND, INC.

1.   To elect Directors of the Fund.   NOMINEES:

                                     For All   With-  For All
                                    Nominees   hold   Except

Class III: (01) Austin C. Dowling     / /       / /     / /
           (02) Ikuo Mori

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee in the list above.

Please be sure to sign and date this Proxy Card.    Date

Stockholder sign here                 Co-owner sign here

Mark box at right if an address change or comment has been noted on the reverse
side of this Proxy Card.                                                    / /

                           THE JAPAN EQUITY FUND, INC.

            C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA,
                       JERSEY CITY, NEW JERSEY 07302-3051

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                        ANNUAL MEETING OF STOCKHOLDERS ON
                                  JUNE 2, 2003

The undersigned stockholder of The Japan Equity Fund, Inc. (the "Fund") hereby appoints John J. O'Keefe and Judy R.T. Kushner, or either of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America, Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 2, 2003 at 12:00 p.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy card will be voted in accordance with the instructions given by the undersigned stockholder, but if no instructions are given, this proxy card will be voted in favor of proposal 1 as set forth in this proxy card. In addition, this proxy card will be voted, in the discretion of such proxies, upon such other business as may properly come before the Meeting or any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such Shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Joint Proxy Statement dated April 22, 2003.

              CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

                               (SEE REVERSE SIDE)

  /X/   PLEASE MARK VOTES
        AS IN THIS EXAMPLE

THE JAPAN EQUITY FUND, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1.   To elect Directors of the Fund.   NOMINEES:

                                        For All     With-   For All
                                       Nominees     hold    Except
Class I: (01) Hiroshi Kimura             / /         / /      / /
         (02) Martin J. Gruber

-------------------------------------------------------------
(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)


Mark here for address change and note at left.                              / /

Please sign exactly as your name(s) appears hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature:_______________ Date:______    Signature:_______________ Date:_______